                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                April 25, 1997
                         -----------------------------
                       (Date of earliest event reported)

                         DLJ Mortgage Acceptance Corp.
                             Mortgage Pass-Through
                         Certificates, Series 1996-Q6

                         DLJ Mortgage Acceptance Corp.
                   ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)

      Delaware              333-1241              13-3460894
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  (State or Other          (Commission          (IRS Employer
   Jurisdiction of         File Number)       Identification No.)
   Incorporation)

277 Park Avenue
New York, New York                                  10172
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(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone
number including area code              (212) 892-3000
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Item 7. Financial Statements and Exhibits

(c) Exhibits.

      Attached as exhibits are the following monthly reports made available by Bankers Trust Company, the Trustee, for the April 25, 1997 distribution date.

      Exhibit 1. Trustee Payment Statement to
                 Certificateholders

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DLJ Mortgage Acceptance Corp.
                                  (Registrant)

Date: April 25, 1997             By: /s/ Paul Najarian
                                     ----------------------------
                                     Name: Paul Najarian
                                     Title: Vice President

                                 EXHIBIT INDEX

The following exhibit is being filed herewith:

EXHIBIT NO.      DESCRIPTION
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    1.           Trustee Payment Statement to Certificateholders